CP HIGH YIELD TREND ETF
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 100.0%
	FIXED INCOME - 100.0%
89,398	iShares Broad USD High Yield Corporate Bond ETF	$ 3,178,099
31,515	iShares iBoxx $ High Yield Corporate Bond ETF	2,380,958
25,673	SPDR Bloomberg High Yield Bond ETF	2,382,968
	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,774,039)	7,942,025

	TOTAL INVESTMENTS - 100.0% (Cost $7,774,039)	$ 7,942,025
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.0%	2,947
	NET ASSETS - 100.0%	$ 7,944,972

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt